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			`                                            Exhibit 10.2

			 CLARK REFINING & MARKETING, INC.

				 FOURTH AMENDMENT
		    TO AMENDED AND RESTATED CREDIT AGREEMENT


		This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is dated as of July 12, 1996 and entered into by and among Clark Refining & Marketing, Inc., a Delaware corporation, Bank of America National Trust and Savings Association, a national banking association, as Administrative Agent, Bankers Trust Company, a New York Banking corporation, as Documentation Agent, The Toronto-Dominion Bank, a Canadian chartered bank, as Syndication Agent, BA Securities, Inc., a Delaware corporation, as Technical Agent, and the other financial institutions party hereto. This Amendment amends the Amended and Restated Credit Agreement dated as of April 19, 1995, as amended by (i) the First Amendment to Amended and Restated Credit Agreement dated as of June 14, 1995, (ii) the Second Amendment to Amended and Restated
	Credit Agreement dated as of November 27, 1995 and (iii) the Third Amendment to Amended and Restated Credit Agreement dated as of January 31, 1995 (as amended, the "Credit Agreement"), by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

					 RECITALS

		WHEREAS, the parties hereto entered into the Credit Agreement, which provides for aggregate Commitments of $400,000,000;

		WHEREAS, the parties hereto desire to make certain amendments as set forth below.

		NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows;


					Article I.

	AMENDMENTS TO THE CREDIT AGREEMENT

	1.01 Amendment to Section 1.01: Certain Defined Terms. The definition of "Long Term Treasury Securities" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

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		"Long Term Treasury Securities" means (a) the U.S. Treasury
	Notes specified in Schedule 1.01(d) owned by the Company on the Closing Date and (b) U.S. Treasury Notes or similar investments backed by the full faith and credit of the United States with maturities not exceeding five years.

		1.02    Amendments to Section 8.01:  Limitation on Liens.

		(a) Subsection 8.01(n) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

	       "(n) Liens (other than Liens on the Collateral) (i) arising from precautionary filings of UCC Financing Statements relating solely to operating leases permitted by this Agreement and (ii) on equipment or intangible assets purchased in connection with an operating lease permitted by this Agreement granted to secure obligations under such operating lease."

	(b) Section 8.01 is hereby amended by adding the following new subsection (r) at the end thereof:

		"(r) Liens (other than Liens on the Collateral) to provide additional security for obligations under operating leases or Capitalized Leases permitted by this Agreement not exceeding $30,000,000, which Liens shall be in addition to the Liens permitted pursuant to subsections (k) and (n) of this Section 8.01."


				    Article II.

			    EFFECTIVENESS OF AMENDMENTS

	This Amendment shall become effective on the opening of business in San Francisco on the Business Day (the "Fourth Amendment Effective Date") on which the Administrative Agent has notified the Company and the Banks that the Administrative Agent has (i) executed a counterpart signature page of this Amendment and (ii) received executed counterpart signature pages of this Amendment from the Company and the Majority Banks.


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					  Article III.

					 MISCELLANEOUS

	3.01 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

		(a) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

		(b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

		(c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other
		Loan Documents.

	3.02    Headings.   Section and subsection headings in this Amendment
	are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

	3.03 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

	3.04 Counter Parts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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		IN WITNESS WHEREOF, the parties hereto have caused this
	Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

					CLARK REFINING & MARKETING, INC.

					By:     /s/  M. J. Clark

					Name:   Maura J. Clark

					Title:  Executive Vice President
						& Chief Financial Officer


					BANK OF AMERICA NATIONAL TRUST
					AND SAVINGS ASSOCIATION,
					as Administrative Agent

					By:     /s/  Kay S. Warren

					Name:   Kay S. Warren

					Title:  Vice President


					BA SECURITIES, INC.,
					as Technical Agent

					By:     N/A

					Name:

					Title:


					BANK OF AMERICA NATIONAL TRUST
					AND SAVINGS ASSOCIATION, as an
					Issuing Bank and as a Bank

					By:     /s/  David E. Sisler

					Name:   David E. Sisler

					Title:  Vice President

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					THE TORONTO-DOMINION BANK, as
					Syndications Agent, as a Co-Arranger,
					as an Issuing Bank and as a Bank

					By:     /s/  L. Allison

					Name:   Lisa Allison

					Title:  Manager, Credit Administration


					BANKERS TRUST COMPANY, as
					Documentation Agent, as a Co-Arranger,
					as an Issuing Bank and as a Bank

					By:     /s/  Basil Palmeri

					Name:   Basil Palmeri

					Title:  Vice President


					THE FIRST NATIONAL BANK OF
					BOSTON, as an Issuing Bank and
					as a Bank

					By:     /s/  Christopher Holmgren

					Name:   Christopher Holmgren

					Title:  Director


					BANK OF AMERICA ILLINOIS, N.A.,
					as an Issuing Bank

					By:     /s/  David Sisler

					Name:   David Sisler

					Title:  Vice President
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					UNION BANK, as a Bank

					By:     /s/  W. M. Roth

					Name:   Walter M. Roth

					Title:  Vice President


					CREDIT LYONNAIS NEW YORK BRANCH,
					as a Bank

					By:     /s/  Jacques-Yves Mulliez

					Name:   Jacques-Yves Mulliez

					Title:  Senior Vice President


					CREDIT LYONNAIS CAYMAN ISLAND
					BRANCH, as a Bank

					By:     /s/  Jacques-Yves Mulliez

					Name:   Jacques-Yves Mulliez

					Title:  Authorized Signature


					THE LONG-TERM CREDIT BANK OF
					JAPAN, LTD., CHICAGO BRANCH, as
					a Bank

					By:     /s/  Armund J. Schoen, Jr.

					Name:   Armund J. Schoen, Jr.

					Title:  V.P. & Deputy General Manager


					NBD BANK, as a Bank

					By:     /s/  William V. Clifford

					Name:   William V. Clifford

					Title:  Vice President
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					ABN AMRO BANK N.V , CHICAGO
					BRANCH, as a Bank

					By:     /s/  Scott J. Albert

					Name:   Scott J. Albert

					Title:  Vice President


					By:     /s/  Mary L. Honda

					Name:   Mary L. Honda

					Title:  Vice President


					BANK OF SCOTLAND, NEW YORK
					BRANCH, as a Bank

					By:     /s/  Catherine M. Oniffrey

					Name:   Catherine M. Oniffrey

					Title:  Vice President


					THE FUJI BANK, LIMITED, CHICAGO
					BRANCH, as a Bank

					By:     /s/  Hidekazu Seo

					Name:   Hidekazu Seo

					Title:  Joint General Manager


					COMERICA BANK, as a Bank

					By:     /s/  Thomas J. Parnell

					Name:   Thomas J. Parnell

					Title:  Vice President

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					THE  INDUSTRIAL BANK OF JAPAN,
					LIMITED, as a Bank

					By:     /s/  Hiroski Nakamura

					Name:   Hiroaki Nakamura

					Title:  Joint General Manager


					NATIONAL CITY BANK, as a Bank

					By:     /s/  Barry C. Robinson

					Name:   Barry C. Robinson

					Title:  Vice President


					THE MITSUBISHI TRUST AND BANKING
					CORPORATION, CHICAGO BRANCH, as
					a Bank

					By:     /s/  Masaaki Yamagishi

					Name:   Masaaki Yamagishi

					Title:  Chief Manager


					THE YASUDA TRUST AND BANKING
					CO., LTD., CHICAGO BRANCH
					as a Bank

					By:     /s/  Joseph C. Meek

					Name:   Joseph C. Meek

					Title:  Deputy General Manager


					WELLS FARGO BANK, N.A.,
					as a Bank

					By:     /s/  Charles D. Kirkham

					Name:   Charles D. Kirkham

					Title:  Vice President